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EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
(pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350))

        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), the undersigned, Gordon Link, Senior Vice President and Chief Financial Officer of NaPro BioTherapeutics, Inc. (the "Company") does hereby certify, to his knowledge, that:

  (a)
  the Quarterly Report on Form 10-Q for the quarterly period ended July 2, 2003 of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

  (b)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 8, 2003	/s/ GORDON LINK Gordon Link Senior Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to NaPro BioTherapeutics, Inc. and will be retained by NaPro BioTherapeutics, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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  EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER (pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350))